UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2016

Hyperdynamics Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32490	87-0400335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 353-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On January 15, 2016, Hyperdynamics Corporation (the “Company”) issued a press release announcing a business update conference call scheduled for Tuesday, January 19, 2016 at 10:00 A.M. Central Standard Time.

A copy of the Company’s prepared remarks in connection with the business update conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including any exhibits, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Prepared Remarks for Hyperdynamics Corporation January 19, 2016 Business Update Investor Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION
(Registrant)

Date: January 19, 2016	By:	/s/ Ray Leonard
Ray Leonard
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Prepared Remarks for Hyperdynamics Corporation January 19, 2016 Business Update Investor Conference Call